Exhibit 2

                                                 Conformed Standard Version


                            CONSENT AND VOTING/
                            -------------------
                        CONDITIONAL OPTION AGREEMENT
                        ----------------------------

          CONSENT AND VOTING/CONDITIONAL OPTION AGREEMENT, dated as of August 2, 1995, between NATIONAL BROADCASTING COMPANY, INC., a Delaware corporation ("Parent"), and the stockholder of Outlet Communications, Inc.,
              ------
a Delaware corporation (the "Company"), whose name and signature is set
                             -------
forth on the signature page hereof (the "Stockholder").
                                         -----------

                                  RECITALS
                                  --------

          The Company, Parent and CO Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Parent Sub") are
                                                      ----------
entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms used but not defined herein
      ----------------
shall have the meanings set forth in the Merger Agreement), pursuant to which, subject to the terms and conditions of the Merger Agreement, Parent Sub will merge with and into the Company (the "Merger"), and each
                                               ------
outstanding share of Company Common Stock, other than shares owned by the Company or Parent or certain of their respective affiliates, will be converted into the right to receive $47.25 in cash, all as more fully set forth in the Merger Agreement.

          As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Company Common Stock set forth on the signature page hereof (the "Existing Shares" and, together with any
                                   ---------------
shares of Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, the "Shares").
                ------

          In accordance with Section 228 of the Delaware Law, the Stockholder desires to grant the Stockholder's consent to the adoption and approval of the Merger Agreement and the Merger without a meeting of stockholders of the Company.

          The Stockholder and Parent desire to set forth their agreement with respect to the voting of the Shares in connection with the Merger and the Stockholder desires to grant to Parent a conditional option, subject to FCC consent if necessary, to acquire the Shares, upon the terms and subject to the conditions set forth herein.

                                 AGREEMENT
                                 ---------

          To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:



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                                                                          2



          1.  Delivery of Consent.  Immediately following the execution and
              -------------------
delivery of the Merger Agreement by the parties thereto, the Stockholder shall execute and deliver to the Secretary of the Company a written consent in the form of Exhibit A hereto.

          2.  Agreement to Vote.  The Stockholder hereby agrees that, from
              -----------------
and after the date hereof and until the Expiration Date (as defined in Section 4), at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, and to the extent permitted by applicable law, the Stockholder shall vote (or cause to be voted) or act by written consent with respect to the Shares (a) in favor of adoption and approval of the Merger Agreement and the Merger and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement; (b) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement; and (c) against any Competing Transaction or any other action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or materially adversely affect the Merger or this Agreement, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (ii) a sale, lease or transfer of a material amount of assets of the Company and its subsidiaries or a reorganization, recapitalization or liquidation of the Company or its subsidiaries; (iii) a material change in the policies or management of the Company, except as otherwise agreed to in writing by Parent; (iv) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (v) any material change in the present capitalization or dividend policy of the Company or any amendment of the Company's certificate of incorporation; or (vi) any other material change in the Company's corporate structure or business. The Stockholder shall not enter into any agreement or understanding with any person or entity prior to the Expiration Date to vote or give instructions in any manner inconsistent with clauses (a), (b) or (c) of the preceding sentence.

          3.  PROXY.  THE STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS A
              -----
TRUSTEE TO BE DESIGNATED BY PARENT, AND ANY SUCCESSOR TRUSTEE, THE STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, WITH RESPECT TO THE SHARES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE STOCKHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER



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                                                                          3



INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY HIM WITH RESPECT TO THE SHARES.

          4.  Expiration of Proxy.  The proxy set forth in Section 3 hereof
              -------------------
shall terminate on the Expiration Date. As used herein, the term "Expiration Date" means the earlier of the Effective Time and the date
 ---------------
which is 360 days following the date hereof or such shorter period as may be dictated by applicable law or FCC policy or regulation (unless extended by the mutual written consent of Parent and the Stockholder).

          5.  Conditional Option.  (a)  The Stockholder hereby grants to
              ------------------
Parent an irrevocable option to purchase the Shares, on the terms and subject to the conditions set forth herein, including but not limited to the consent of the FCC, if required (the "Option").
                                          ------

          (b) (i) The Option may be exercised by Parent, as a whole and not in part, at any time on or after the earlier to occur of (A) the termination, if any, of the Merger Agreement pursuant to the terms thereof or otherwise and (B) such time as a permanent injunction or other order, decree or ruling by any United States federal or state court of competent jurisdiction or by any United States federal or state governmental, regulatory or administrative agency or authority preventing the consummation of the Merger shall have been issued, provided that the Option
                                                   --------
may not be exercised on any date after the 60th day following the occurrence of the event specified in clause (A) above.

         (ii)  If Parent wishes to exercise the Option (the "Option
                                                             ------
Purchase"), Parent shall send a written notice to the Stockholder of its
--------
intention to exercise the Option, specifying the place, and, if then known, the time and the date (the "Closing Date") of the closing (the "Closing")
                            ------------                        -------
of the purchase. The Closing Date shall not be less than 20 days (or such longer period as may be required by applicable law or regulation) from the date on which such notice is delivered or prior to such time as the condition specified in Section 5(b)(iv)(E) below shall have been satisfied.

        (iii)  Following delivery of the exercise notice referred to in
Section 5(b)(ii) above, (x) the Stockholder shall promptly forward or cause to be forwarded a copy of the exercise notice and of the terms of the proposed Option Purchase to the Company and to the other Stockholders (as defined in the Stockholders Agreement) in accordance with Section 5 of the Stockholders Agreement, and (y) Parent shall extend an offer (which complies with Section 5 of the Stockholders Agreement) to acquire shares of Company Common Stock to such other Stockholders. The Stockholder further agrees that, if the Option is exercised, the Stockholder shall cause
Section 19 of the Stockholders Agreement to be complied with prior to the Closing.



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                                                                          4



         (iv) The obligation of Parent or its designee to consummate the Closing after exercise of the Option shall be subject to the satisfaction or waiver by Parent of the following conditions:

          (A) The provisions of Sections 5 and 19 of the Stockholders Agreement, as such agreement is in effect on the date hereof, and the other provisions of the Stockholders Agreement applicable to the consummation of the transactions contemplated hereby, shall have been complied with, and such agreement shall not have been amended, supplemented or otherwise modified since the date hereof without the consent of Parent.

          (B) After giving effect to the Option Purchase and all other purchases of shares of Company Common Stock theretofore made or made concurrently therewith, Parent shall beneficially own a number of shares of Company Common Stock sufficient to approve (without the affirmative vote or consent of any stockholder of the Company other than Parent and/or its designee) or to consummate pursuant to Section 253 of the Delaware Law a merger between Parent or another wholly owned subsidiary of General Electric Company, a New York corporation ("GE"), and the Company pursuant to which the stockholders of the
       --
     Company (other than the Company, any direct or indirect subsidiary of the Company, Parent or any other direct or indirect wholly owned subsidiary of GE) will receive as consideration an amount of cash consideration per share of Company Common Stock at least equal to $47.25.

          (C) The acquisitions of shares of Company Common Stock pursuant to this Agreement and each other similar agreement between Parent and a stockholder of the Company shall have been approved by the Board of Directors of the Company for purposes of Section 203 of the Delaware Law.

          (D) The waiting periods applicable to the consummation of the Option Purchase under the HSR Act shall have expired or been earlier terminated.

          (E) The FCC shall have issued a Final Order approving the FCC Application, and such Final Order shall include the granting of such waivers, if any, of the rules and regulations under the Communications Act, as may be necessary to permit the purchase and sale contemplated hereby. All the terms and conditions contained in the Final Order required to be satisfied on or prior to the Closing shall have been satisfied.

          (F) No preliminary or permanent injunction or other order, decree or ruling by any United States federal or state court of competent jurisdiction or by any United States federal or state governmental, regulatory or administrative agency or authority which prevents the Option Purchase shall have been issued and remain in effect.

          (G) No statute, rule or regulation shall have been enacted by any United States federal or state governmental, regulatory or administrative agency or authority that makes the consummation of the Option Purchase illegal or would otherwise prevent the consummation of the Option Purchase.

          (H) The representations and warranties of the Stockholder contained herein shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects at and as of the Closing Date as if made at and as of the Closing Date. The Stockholder shall have performed in all material respects all of its covenants and obligations required to be performed by it on or prior to the Closing Date hereunder.

          (c) At the Closing, the Stockholder shall deliver to Parent (or its designee) all of the Shares by delivery of a certificate or certificates evidencing such Shares in the denominations designated by Parent in its exercise notice delivered pursuant to Section 5(b)(ii), duly endorsed to Parent or accompanied by stock powers duly executed in favor of Parent, with all necessary stock transfer stamps affixed.

          (d) At the Closing, the Parent shall deliver to the Stockholder a check or checks payable in New York Clearing House (next-day) funds in an amount equal to the product of $47.25 and the number of Shares purchased hereunder.

          6.  Representation and Warranties of Parent.  Parent represents
              ---------------------------------------
and warrants to the Stockholder as follows:

          (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Parent has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Parent's Board of Directors and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and (assuming the valid authorization, execution and delivery of this Agreement by the Stockholder) is a valid and binding obligation of Parent, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of Parent or any of its subsidiaries, (ii) conflict with or violate any federal, state, local or foreign law, statute, ordinance, rule, regulation, permit, order, judgment or decree (collectively, "Laws")
                                                                   ----
     applicable to Parent or any of its subsidiaries or by which any of their respective properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any lien, claim, security interest or other charge or encumbrance (collectively, "Encumbrances") on any of the properties or assets of
                     ------------
     Parent or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their respective properties is bound, except for any thereof that could not reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (d) The execution and delivery of this Agreement by Parent do not, and the consummation of the purchase and sale of the Shares hereunder by Parent will not, require Parent to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any governmental or regulatory authority, domestic or foreign ("Governmental Entity"), based on the Laws of any Governmental
               -------------------
     Entity, except (i) the Communications Act and the HSR Act; and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (e) There is no suit, action, investigation or proceeding pending or, to the knowledge of the executive officers of Parent, threatened against Parent or any of its subsidiaries at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, that could reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to



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                                                                          7



     consummate the transactions contemplated hereby, and there is no judgment, decree, injunction, rule or order of any court, governmental department, commission, board, bureau, agency, instrumentality or arbitrator to which Parent or any of its subsidiaries is subject that could reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (f) Parent and its affiliates have, and on the Closing Date Parent will have, funds in an amount sufficient to consummate the purchase and sale of the Shares contemplated hereunder and the purchases and sales of Company Common Stock under each other similar agreement between Parent and a stockholder of the Company.

          7.  Representation and Warranties of the Stockholder.  The
              ------------------------------------------------
Stockholder represents and warrants to Parent as follows:

          (a) If the Stockholder is a corporation, partnership or trust, the Stockholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) If the Stockholder is a corporation, partnership or trust, the Stockholder has all necessary corporate, partnership or trust power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If the Stockholder is a corporation, partnership or trust, the execution, delivery and performance of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or trust action on the part of the Stockholder.

          (c) This Agreement has been duly executed and delivered by the Stockholder and (assuming the valid authorization, execution and delivery of this Agreement by Parent) is a valid and binding obligation of the Stockholder, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder will not, (i) if the Stockholder is a corporation, partnership or trust, conflict with or violate the Certificate of Incorporation or By-Laws, or other organizational documents, of the Stockholder, (ii) conflict with or violate any Law applicable to the

     Stockholder or by which any of its properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on any of the properties or assets of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its properties is bound, except for any thereof that could not reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (e) The execution and delivery of this Agreement by the Stockholder do not, and the consummation of the purchase and sale of the Shares hereunder by the Stockholder will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity based on the Laws of any Governmental Entity, except (i) the Communications Act and the HSR Act; and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (f) There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, that could reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby, and there is no judgment, decree, injunction, rule or order of any court, governmental department, commission, board, bureau, agency, instrumentality or arbitrator to which the Stockholder is subject that could reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

          (g) The Existing Shares are, and the Shares on the Closing Date will be, owned beneficially and of record by the Stockholder. The Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by the Stockholder. All of the Existing Shares are issued and outstanding and, except as indicated on the signature page hereto, the Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Company Common Stock. If the Stockholder owns any such warrants, options or other rights to acquire shares of Company Common Stock, such Stockholder agrees, to the extent permitted by the terms thereof, to exercise such warrants, options or other rights prior to Closing. The Stockholder has sole voting power and sole power of disposition with respect to all of the Existing Shares and will have sole voting power and sole power of disposition with respect to all of the Shares on the Closing Date, with no restrictions, other than those contained in the Stockholders Agreement and subject to applicable federal securities laws, on the Stockholder's rights of disposition pertaining thereto. The Stockholder has good and valid title to the Existing Shares and on the Closing Date will have good and valid title to the Shares, free and clear of all Encumbrances, and, upon delivery thereof to Parent against delivery of the consideration therefor pursuant to this Agreement, good and valid title thereto, free and clear of all Encumbrances (other than any arising as a result of actions taken or omitted by Parent), will pass to Parent.

          (h) A true, correct and complete copy of the Stockholders Agreement has been delivered to the Parent.

          8.  Investment Representations of the Stockholder.  The
              ---------------------------------------------
Stockholder represents and warrants to, and agrees with, Parent as follows:

          (a) The Stockholder has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company which the Stockholder deems necessary to evaluate the merits and risks related to the Stockholder's determination to enter into this Agreement and to consummate the transactions contemplated hereby.

          (b) The Stockholder is an "accredited investor," as such term is defined in Rule 501 under the Securities Act. If the Stockholder is a natural person, (A) the Stockholder's individual net worth, or joint net worth with his or her spouse, at the time of the Closing, will exceed $1,000,000 or (B) the Stockholder had (x) individual income in excess of $200,000 in each of the two most recent years or (y) joint income with his or her spouse in excess of $300,000 in each of those years, and the Stockholder has a reasonable expectation of reaching the same income level in the current year.



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                                                                         10



          9.  Agreements of the Stockholder.  (a)  The Stockholder hereby
              -----------------------------
agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Existing Shares, or any Shares acquired after the date hereof, or any interest in any of the foregoing, except to the Parent, (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or any cash or other property described in Section 11 hereof, or any interest in any of the foregoing, except to the Parent, (iii) consent or otherwise agree to any amendment, waiver or other modification of the Stockholders Agreement or the Certificate of Incorporation or By-laws of the Company or its subsidiaries without the prior written consent of Parent or (iv) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing his obligations under this Agreement, or that would otherwise hinder or delay the Parent from acquiring a majority of the outstanding Company Common Stock, determined on a fully diluted basis.

          (b) The Stockholder hereby agrees, while this Agreement is in effect, to notify promptly Parent of the number of any additional shares of Company Common Stock acquired by the Stockholder, if any, after the date hereof.

          (c) The Stockholder hereby agrees, except with respect to Parent and its affiliates, on or after the date hereof, that the Stockholder shall not initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal with respect to any matter described in
Section 9(a) hereof or any Competing Transaction, participate in any negotiations concerning, or provide to any other person any information or data relating to the Company or its subsidiaries for the purpose of, or have any substantive discussions with, any person relating to, or otherwise cooperate with or assist or participate in, or facilitate, any inquiries or the making of any proposal which constitutes, or would reasonably be expected to lead to, any effort or attempt by any other person to seek to effect any matter described in Section 9(a) hereof or any Competing Transaction, or agree to or endorse any Competing Transaction. The Stockholder agrees immediately to cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Competing Transactions or any matter described in Section 9(a) hereof.

          (d) Promptly following the execution hereof, the Stockholder shall tender or cause to be tendered a copy of this



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                                                                         11



Agreement to the Company with a request that it be filed by the Company with the Secretary of the FCC in conformity with Section 73.3613 of the FCC's rules.

          10.  Certain Covenants.  (a)  Parent hereby agrees that, in the
               -----------------
event that Parent purchases shares of Company Common Stock pursuant to the Option, it will propose to the Company a merger as promptly as reasonably practicable thereafter, on terms and subject to conditions substantially the same as those provided for in the Merger Agreement, between itself or another wholly owned subsidiary of GE and the Company pursuant to which the stockholders of the Company (other the Company, any direct or indirect subsidiary of the Company, Parent or any other direct or indirect subsidiary of the GE) will receive an amount of cash consideration per share of Company Common Stock at least equal to $47.25.

          (b)  In the event that Parent exercises the Option pursuant to
Section 5, the Stockholder agrees that it will take all actions reasonably requested by Parent to seek to cause the Stockholders Agreement to be amended prior to the Closing, pursuant to a written instrument in form and substance reasonably satisfactory to Parent, so that the rights of a member of the Wesray Group (as defined in the Stockholders Agreement) under Sections 6 and 7 of the Stockholders Agreement shall inure to the benefit of any purchaser of the Company Common Stock owned by the Stockholder, including without limitation by executing the foregoing instrument providing for such amendment.

          (c) In the event that, within one year from the date hereof, Parent or another subsidiary of GE consummates a transaction pursuant to which it acquires more than 50% of the outstanding Company Common Stock or effects a merger or similar business combination with the Company pursuant to which it acquires all of the Company Common Stock (any such transaction, an "Alternate Transaction") and, in respect of any Alternate Transaction,
    ---------------------
the per share consideration paid to the largest number of stockholders of the Company pursuant to the Alternate Transaction exceeds the purchase price per Share hereunder pursuant to the Option Purchase (the amount of such excess per share, the "Excess Consideration"), then Parent shall pay
                            --------------------
to the Stockholder promptly following the consummation of the Alternate Transaction an amount in cash equal to the amount of the Excess Consideration times the number of such Stockholder's Shares purchased hereunder pursuant to the Option Purchase.

          (d) If, solely as a result of an acquisition of shares of Company Common Stock by Parent or any other subsidiary of GE, the Company is required to make a Change of Control Offer (as defined in the Indenture referred to below) pursuant to Section 1010 of the Indenture pursuant to which on the date hereof the Company has issued and outstanding $60 million aggregate principal amount of Senior Subordinated Notes due July 15, 2003 (the "Notes"), as in effect on the date hereof (the "Indenture"),
      -----                                          ---------



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                                                                         12



then, so long as such Change of Control Offer is made in accordance with the terms of the Indenture, Parent shall be obligated, within five business days of the commencement of the Change of Control Offer, to offer to purchase or to cause another Person to offer to purchase from the Company on the Change of Control Payment Date (as defined in the Indenture) indebtedness of the Company (i) in an aggregate principal amount equal to the aggregate Repurchase Price of the Notes repurchased by the Company on such Change of Control Payment Date pursuant to Section 1010 of the Indenture and (ii) with terms, conditions, covenants and other provisions substantially the same as the Notes.

          11.  Adjustment.  If, between the date of this Agreement and the
               ----------
Closing, the Company Common Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the purchase price for the Shares hereunder shall be correspondingly adjusted to reflect such event. If, between the date of this Agreement and the Closing Date, the Company declares, pays or makes any dividend or other distribution of any kind of cash or property on the Company Common Stock, the Stockholder shall receive and hold such cash or property for the benefit of the Parent and shall deliver such cash or property, with appropriate instruments of transfer, if necessary, to the Parent on the Closing Date (or, in the event of a payment date occurring after the Closing Date, on the date such payment is received).

          12.  Licensee Control.  Notwithstanding anything to the contrary
               ----------------
contained herein, without first obtaining the consent of the FCC through grant of the FCC Application, Parent, its employees and agents shall not directly or indirectly control, manage, supervise or direct, or attempt to control, manage, supervise or direct, the Company or any of its broadcast stations, and such control, management, supervision and direction shall be the sole responsibility of and in the complete discretion of the Company.

          13.  Further Assurances.  From time to time, at the other party's
               ------------------
request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          14.  Survival.  The covenants of the parties hereto, and the
               --------
representations and warranties of the parties hereto, shall survive until the earlier to occur of the Effective Time and the Closing.

          15.  Miscellaneous.  (a)  This Agreement (i) constitutes the
               -------------
entire agreement among the parties with respect
to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that Parent may assign its rights and
                  --------
obligations hereunder to any direct or indirect wholly owned subsidiary of GE, but no such assignment shall relieve Parent of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors (including any successor in interest by merger, sale of all or substantially all of the assets or otherwise) and assigns.

          (b) This Agreement may not be amended or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. The Parent or the Stockholder may, from time to time, waive, on such terms and conditions as the Parent or the Stockholder, as the case may be, may specify in such instrument, any of the requirements of this Agreement. Any such amendment shall be binding upon the parties thereto and any such waiver shall be binding upon the Parent or the Stockholder, as the case may be, executing the same. No such waiver shall extend to any subsequent or other event or circumstance or impair any right consequent thereon.

          (c) All notices and other communications hereunder shall be in writing and shall be deemed given (i) on the date delivered, if delivered personally, (ii) on the first Business Day following the deposit thereof with Federal Express, if sent by Federal Express, and (iii) on the fourth Business Day following the mailing thereof with postage prepaid, if mailed by registered or certified mail (return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i) if to the Stockholder, to it at its address set forth on the signature page hereof; and

         (ii)  if to the Parent, to it at:

               National Broadcasting Company, Inc.
               30 Rockefeller Center
               New York, New York  10112
               Attention:  Senior Vice President and Chief
                             Financial Officer

               with copies to:

               National Broadcasting Company, Inc.
               30 Rockefeller Center
               New York, New York  10112
               Attention:  General Counsel

               and

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
               Attention:  Charles I. Cogut, Esq.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (e) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in the Chancery Courts of the State of Delaware (and any appellate courts therefrom), this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of (i) the United States District Court for the Southern District of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement to the extent such court would have subject matter jurisdiction with respect to such dispute and (ii) the Chancery Courts of the State of Delaware otherwise, and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts.

          (f) This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.

          (g) The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (h) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

          (i) If the FCC should determine that this Agreement is inconsistent with Company's licensee obligations or is otherwise contrary to FCC policies, rules and regulations, the parties shall reform this Agreement in good faith and recast them in terms that are likely to cure the defects perceived by the FCC and return a balance of benefits to both parties comparable to the balance of benefits provided by this Agreement in its current terms. If, after such good faith negotiations, either party determines that recasting this Agreement to meet the defects perceived by the FCC is impracticable, either party may terminate this Agreement without further liability on 30 days' prior written notice. If termination shall occur pursuant to this paragraph, such termination shall extinguish and cancel this Agreement without further liability on the part of either party to the other.

                     [Signatures appear on next page.]

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             The Hartington Trust
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ Kurt T. Borowsky
                                                --------------------
                                                Name:  Kurt T. Borowsky
                                                Title:  Trustee

                                             Number of Existing Shares:

                                             626,764
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------
                                             ______________________________

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             The OCI Trust
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ Jeffrey R. Walsh
                                                ---------------------------
                                                Name:  Jeffrey R. Walsh
                                                Title:  Trustee

                                             Number of Existing Shares:

                                             331,625
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------
                                             ______________________________

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             Frank E. Richardson III
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ Frank E. Richardson III
                                                ---------------------------
                                              Name:  Frank E. Richardson III
                                              Title:

                                             Number of Existing Shares:

                                             256,228
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             245 Park Avenue, 41st Floor
                                             ------------------------------
                                             New York, New York 10167
                                             ------------------------------
                                             ______________________________
                                             ______________________________

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             Hugh J. Byrnes
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ Hugh J. Byrnes
                                                ---------------------------
                                                Name:  Hugh J. Byrnes
                                                Title:

                                             Number of Existing Shares:

                                             64,816
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------
                                             ______________________________

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             John D. Howard
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ John D. Howard
                                                ---------------------------
                                                Name:  John D. Howard
                                                Title:

                                             Number of Existing Shares:

                                             44,158
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             245 Park Avenue, 41st Floor
                                             ------------------------------
                                             New York, New York 10167
                                             ------------------------------
                                             ______________________________
                                             ______________________________

          IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                             NATIONAL BROADCASTING COMPANY,
                                               INC.


                                             By:/s/ Richard Cotton
                                                ---------------------------
                                                Name:  Richard Cotton
                                                Title: Executive Vice
                                                         President and
                                                         General Counsel

                                             THE STOCKHOLDER:


                                             Manfred L. Steyn
                                             ------------------------------
                                                      (Print Name)

                                             By:/s/ Manfred L. Steyn
                                                ---------------------------
                                                Name:  Manfred L. Steyn
                                                Title:

                                             Number of Existing Shares:

                                             24,500
                                             ---------------

                                             Options, Warrants or other
                                             Rights:

                                             ______________________________
                                             ______________________________
                                             ______________________________
                                             ______________________________
                                              (Insert Number and Describe)


                                             Address:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------
                                             ______________________________

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             The Hartington Trust
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ Kurt T. Borowsky
                                                ---------------------------
                                              Name:  Kurt T. Borowsky
                                              Title:  Trustee

                                             Number of Shares:  626,764
                                                                -----------

                                             Address of the stockholder:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             The OCI Trust
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ Jeffrey R. Walsh
                                                ---------------------------
                                              Name:  Jeffrey R. Walsh
                                              Title:  Trustee

                                             Number of Shares:  331,625
                                                                -----------

                                             Address of the stockholder:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             Frank E. Richardson III
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ Frank E. Richardson III
                                                ---------------------------
                                              Name:  Frank E. Richardson III
                                              Title:

                                             Number of Shares:  256,228
                                                                -----------

                                             Address of the stockholder:

                                             245 Park Avenue, 41st Floor
                                             ------------------------------
                                             New York, New York 10167
                                             ------------------------------
                                             ______________________________

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             Hugh J. Byrnes
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ Hugh J. Byrnes
                                                ---------------------------
                                              Name:  Hugh J. Byrnes
                                              Title:

                                             Number of Shares:  64,816
                                                                -----------

                                             Address of the stockholder:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             John D. Howard
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ John D. Howard
                                                ---------------------------
                                              Name:  John D. Howard
                                              Title:

                                             Number of Shares:  44,158
                                                                -----------

                                             Address of the stockholder:

                                             245 Park Avenue, 41st Floor
                                             ------------------------------
                                             New York, New York 10167
                                             ------------------------------
                                             ______________________________

                                                                  EXHIBIT A
                                                                  ---------


                            STOCKHOLDER CONSENT
                            -------------------

                        Action Taken by the Written
                          Consent of Stockholders
                                     of
                        Outlet Communications, Inc.


                                             August 2, 1995


          The undersigned stockholder of Outlet Communications, Inc., a Delaware corporation (the "Corporation"), acting by written consent in lieu
                           -----------
of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to each share of the capital stock of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Merger Agreement, dated as of August 2, 1995 (the "Merger Agreement"), among the Corporation, National Broadcasting
           ----------------
     Company, Inc., a Delaware corporation ("NBC"), and CO Acquisition
                                             ---
     Corporation, a Delaware corporation and a wholly owned subsidiary of NBC, a copy of which has been furnished to the stockholder, be, and it hereby is, adopted and approved by the stockholder, and that the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement be, and they hereby are, approved and ratified in all respects.



                                             Manfred L. Steyn
                                             ------------------------------
                                                      (Print Name)


                                             By:/s/ Manfred L. Steyn
                                                ---------------------------
                                              Name:  Manfred L. Steyn
                                              Title:

                                             Number of Shares:  24,500
                                                                -----------

                                             Address of the stockholder:

                                             330 South Street
                                             ------------------------------
                                             P.O. Box 1975
                                             ------------------------------
                                             Morristown, NJ 07962-1975
                                             ------------------------------